SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2013

STRIKEFORCE TECHNOLOGIES, INC.

Wyoming	000-55012	22-3827597
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1090 King Georges Post Road, Suite 603, Edison, NJ  08837

 (Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (732) 661 9641

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “Company,” “our company,” “us,” “SFT,” “StrikeForce,” “we” and “our” refer to StrikeForce Technologies, Inc. unless the context requires otherwise

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2013, effective with the filing of the amendment to the Company's Articles of Incorporation with the Wyoming Secretary of State, the Company amended its Articles of Incorporation to increase the authorized shares of common stock of the Company from three billion (3,000,000,000) to five billion (5,000,000,000) shares, $0.0001 par value.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of StrikeForce Technologies, Inc.(1)
3.2	By-laws of StrikeForce Technologies, Inc. (1)
3.3	Amended Articles of Incorporation of StrikeForce Technologies, Inc. (2
3.4	Amended By-laws of StrikeForce Technologies, Inc. (2)
3.5	Amended By-laws of StrikeForce Technologies, Inc. (3)
3.6	Articles of Amendment of StrikeForce Technologies, Inc. (3)
3.7	Amended By-laws of StrikeForce Technologies, Inc. (4)
3.8	Articles of Amendment of StrikeForce Technologies, Inc. (5)
3.9	Articles of Amendment of StrikeForce Technologies, Inc. (5)

(1)

Filed as an exhibit to the Registrant’s Form SB-2 dated as of May 11, 2005 and incorporated herein by reference.

(2)

Filed as an exhibit to the Registrant’s Form 8-K dated December 23, 2010 and incorporated herein by reference.

(3)

Filed as an exhibit to the Registrant’s Form 8-K dated February 4, 2011 and incorporated herein by reference.

(4)

Filed as an exhibit to the Registrant’s Form 8-K dated February 5, 2013 and incorporated herein by reference.

(5)

Filed as an exhibit to the Registrant’s Form 8-A12G/A dated October 3, 2013 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRIKEFORCE TECHNOLOGIES, INC.

(Registrant)

By: /s/ Mark L. Kay

Mark L. Kay

Chief Executive Officer

Dated: October 3, 2013